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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K
                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of Earliest Event Reported):   June 26, 1997
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                            JPS Textile Group, Inc.
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            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

            33-27038                                    57-0868166
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    (Commission File Number)              (I.R.S. Employer Indentification No.)

555 North Pleasantburg Drive,
Suite 202 Greenville, South Carolina                      29607
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                                                        (Zip Code)
                                (864) 239-3900
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

        On June 26, 1997, JPS Textile Group, Inc. ("JPS") commenced a solicitation of votes by the holders, as of the June 20, 1997 record date, of JPS's 10.25% Senior Subordinated Notes due June 1, 1999, 10.85% Senior Subordinated Discount Notes due June 1, 1999, 7% Subordinated Debentures due May 15, 2000, and Series A Senior Preferred Stock, to accept or reject the Joint Plan of Reorganization of JPS and its wholly owned subsidiary, JPS Capital Corp. (the "Plan") under chapter 11 of title 11, United States Code (the "Bankruptcy Code"). The Plan is attached as Exhibit 1 to the Disclosure Statement, dated June 25, 1997 (the "Disclosure Statement"), being filed herewith.

        Votes on the Plan are being solicited pursuant to the Disclosure Statement under section 1126(b) of the Bankruptcy Code, before the commencement by JPS of a chapter 11 case. JPS does not anticipate that any of its subsidiaries, including JPS Capital Corp., will commence chapter 11 cases.

        Also filed herewith is a copy of the JPS Press Release, dated June 26, 1997, announcing the commencement of the solicitation and describing briefly the terms of the Plan.

Item 7. Exhibits

(c) Exhibit:

    2.1 Disclosure Statement, dated June 25, 1997 (including Joint Plan of Reorganization (and the exhibits attached thereto) attached as Exhibit 1 thereto).

    99   Press Release, dated June 26, 1997.


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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                        JPS TEXTILE GROUP, INC.


                                        By: /s/ David H. Taylor
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                                           Name: David H. Taylor
                                           Title: Executive Vice President--
                                                  Financial and Secretary

Date: July 2, 1997



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                                 Exhibit Index

Exhibit No.             Description of Exhibit
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    2.1                 Disclosure Statement, dated June 25, 1997 (including
                        Joint Plan of Reorganization (and exhibits attached thereto) attached as Exhibit 1 thereto).*

    99                  Press Release, dated June 26, 1997.*

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* Filed herewith




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